Exhibit 99.1

         S e p t e m b e r  2 0 2 1  FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2021 Nuwellis, Inc.  1

Safe Harbor Statement

Forward Looking Statement

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities and Exchange Act, as amended regarding our plans, expectations, beliefs, estimates, goals and outlook for the future that are intended to be covered by the Private Securities Litigation Reform Act of 1995. Except for statements of historical fact, all forward-looking statements are management's present expectations and are not guarantees of future events and are subject to a number of known and unknown risks and uncertainties and other factors that may cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "could," "would," "should," "plan," "predict," "potential," "project," "promising," "expect," "estimate," "anticipate," "intend," "goal," "strategy," "milestone," and similar expressions and variations thereof. Various factors could cause actual results to differ materially from these statements including our ability to execute on our commercial strategy and to grow our Aquadex® business, the possibility that we may be unable to raise sufficient funds necessary for our anticipated operations, our post-market clinical data collection activities, benefits of our products to patients, our expectations with respect to product development and commercialization efforts, our ability to increase market and physician acceptance of our products, potentially competitive product offerings, intellectual property protection, our expectations regarding anticipated synergies with and benefits of the Aquadex business, our business strategy, market size, potential growth opportunities and the other risks set forth under the caption "Risk Factors" and elsewhere in our periodic and other reports filed with the U.S. Securities and Exchange Commission ("SEC"), including our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and subsequent reports. We are providing this information as of the date of this presentation, and we undertake no obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. Although the Company believes that the forward-looking statements are reasonable and based on information currently available, it can give no assurances that the Company's expectations are correct. All forward-looking statements are expressly qualified in their entirety by this cautionary statement.

Financial and Statistical Data

This presentation also contains estimates and other statistical data made by independent parties and by us relating to market shares and other data about our industry. These data involve a number of assumptions and limitations and have not been reviewed or audited by our independent registered accounting firm. You are cautioned not to give undue weight to such estimates.

Trademarks

The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

nuwellis™
Restoring Fluid Balance. Transforming Care.

Aquadex FlexFlow® and Aquadex SmartFlow® are registered trademarks of Nuwellis, Inc.
Aquadex ® is a trademark of Nuwellis, Inc.

FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2021 Nuwellis, Inc. 2

Risk Factors

Investing in our securities includes a high degree of risk. You should consider carefully the specific factors discussed below, together with all of the other information contained in our SEC filings. If any of the following risks actually occurs, our business, financial condition, results of operations and future prospects would likely be materially and adversely affected. This could cause the market price of our securities to decline and could cause you to lose all or part of your investment. Risks include but are not limited to:

- We have a limited history of operations and limited experience in sales and marketing, and we might be unsuccessful in increasing our sales and cannot assure you that we will ever generate substantial revenue or be profitable. We have incurred operating losses since our inception and anticipate that we will continue to incur operating losses in the near-term.
- Our near-term prospects are highly dependent on revenues from a single product, the Aquadex system. We face significant challenges in expanding market acceptance of the Aquadex system, which could adversely affect our potential revenues.
- We have limited commercial manufacturing experience and could experience difficulties in producing commercial volumes of the Aquadex system and related components or may need to depend on third parties for manufacturing.
- We believe that we will need to raise additional capital to fund our operations. If additional capital is not available, we will have to delay, reduce or cease operations.
- We depend upon third-party suppliers, including single-source suppliers, making us vulnerable to supply problems and price fluctuations.
- If we cannot develop adequate distribution, customer service and technical support networks, then we may not be able to market and distribute the Aquadex system effectively and our sales will suffer.
- We may face significant risks associated with international operations, which could have a material adverse effect on business, financial conditions and results of operations.
- The COVID-19 pandemic and other public health threats or outbreaks of communicable diseases could have a material adverse effect on our operations and overall financial performance
- We are a "smaller reporting company" under federal securities laws and the company cannot be certain whether the reduced reporting requirements applicable to such companies will make the common stock less attractive to investors.

nuwellis™
Restoring Fluid Balance. Transforming Care.

FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION
©2021 Nuwellis, Inc.
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                 is dedicated to transforming the lives of patients suffering from fluid overload through science, collaboration, and innovation.  FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2021 Nuwellis, Inc.  44

Fluid Overload is a condition

where there is too much fluid in the bloodstream, vital organs and interstitial space



Coughing
Tiredness
Shortness of breath
Pulmonary edema (excess fluid in lungs)
Pumping action of the heart grows weaker
Pleural effusion (excess fluid around lungs)
Swelling in abdomen (ascites)
Swelling in ankles and legs

Photo credit: National Heart, Lung, and Blood Institute (NHLBI) - Heart Failure Signs and Symptoms

90% of all heart failure hospitalizations are due to symptoms of fluid overload [1]

Fluid overload is the leading cause of hospital readmission post 30 days following cardiac surgery[2]

#1

Fluid overload is the leading cause of death for critically ill patients in the ICU within 90 days[3]

In pediatric patients, fluid overload is associated with significant increases in mortality[4-5]

1. Costanzo MR, et al. *JACC*. 2017 May 16;69(19):2428-2445. 2. Iribarne A, et al. *Ann Thorac Surg*. 2014; 98(4): 1274-80. 3. Vaara ST et al. *Crit Care*.2012; 16: 1-11. 4. Sutherland SM, et al. Am J Kidney Disease. 2010; 5(2): 316-25. 5. Gillespie RS, et al. Ped Nephro. 2004; 19(12): 1394-99.

FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2021 Nuwellis, Inc.

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Diuretics:
Standard of care with significant limitations

- **>40% of heart failure patients** have poor diuretic response[1]
- **High risk** of rehospitalization[2]
- **Long-term use of diuretics** has been associated with kidney damage[2-5]
- **Diuretics provide insufficient symptom relief** and are associated with worsening heart failure; increased mortality after discharge[2]



1. Testani JM, et al. *Circ Heart Fail.* 2016;9(1):e002370. 2. Costanzo MR, et al. *JACC.* 2017;69(19)2428-2445. 3.Felker MG & Mentz RJ. *JACC.* 2012;59(24):2145-53. 4. Al-Naher et al. *Br J Clin Pharmacol.* 2018 Jan; 84(1): 5–17. 5. Butler J et al. *Am Heart J.* 2004 Feb;147(2):331-8.

FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2021 Nuwellis, Inc.
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aquadex SmartFlow


aquadex SmartFlow
STOP
MANUAL
PRIME
RUN

SIMPLE FLEXIBLE SMART

FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2021 Nuwellis, Inc.

nuwellis™

A superior solution for fluid overload

- Safe and easy to use and flexible in application
- Predictably removes excess fluid
- No significant changes to kidney function[1]
- Stabilizes or improves cardiac hemodynamics[2-5]
- Compared to diuretics, reduces hospitalization per patient per year by 81%[1]
- Rehospitalizations for patients after receiving ultrafiltration with Aquadex were 48% fewer than the national average at 30 days[1]
- Reduces length of hospital stay when initiated early, resulting in average savings of $3,975 (14%)[6-7]

The only device of its kind in the market: Saving lives, time + money

Watson R et al. *J Cardiac Fail*. 2020; 26(10): s56. 2. Kiziltepe, U, et al. *Ann Thorac Surg*. 2001;71(2): 684-93. 3. Sahoo, TK, et al. Indian J Thorac Cardiovas Surg. 2007;23(2): 116-24. 4. Boga et al. *Perfusion*. 2000;15:143-50. 5. Onoe et al. *Perfusion*. 2001;16:37-42.65. 6. Costanzo MR et al. *JACC*. 2005; 46(11); 2457-51. 7. Costanzo, et. al., ISPOR 23rd Annual Int'l Mtg., May 19-23, 2018, Baltimore, MD, USA

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Key Milestones – *Solid Progress*

KEY MILESTONES	EXPECTED TIMING
FDA 510(k) clearance of: Expanded use in pediatric population (≥ 20kg); Next generation Aquadex SmartFlow® console	Complete
Nationwide Access to Ultrafiltration Therapy Possible with Nuwellis and Premier, Inc. Collaboration	Complete
Clinical Data Release at Heart Failure Society of America (HFSA) and American College of Cardiology (ACC)	Complete
Receive CPT Category III code for therapeutic ultrafiltration	Complete
Single-Center Experience With Ultrafiltration Immediately Following Cardiac Surgery manuscript at Baylor Scott & White - Potentially advances Aquadex therapy in the medical guidelines to earlier in treatment pathway	Q4 2021
Commence enrollment in the Heart Failure Control randomized multicenter clinical trial - To make Aquadex therapy the first line of treatment and standard of care for re-hospitalized heart failure patients	Q4 2021
10-Year Experience With Ultrafiltration for the Management of ADHF: Real World Experience at Abington Hospital - Continue building clinical evidence to support adoption by healthcare providers	Q1 2022
Evaluate synergistic product opportunities - Accelerate growth and cost efficiencies through disciplined, opportunistic corporate development	2022

FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2021 Nuwellis, Inc.
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Aquadex SmartFlow:

A novel treatment targeting growing underserved addressable market segments

$2B


PEDIATRIC

$150M Market


CRITICAL
CARE

$950M Market


HEART
FAILURE

$900M Market

TREATING THE MOST VULNERABLE

From children[1] to the elderly, our therapy is critical to improving care and outcomes

1. Approved for use in pediatric patients weighing 20 kg or more.

FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2021 Nuwellis, Inc.

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 Providing Pediatric Patients with High Mortality Risk an Opportunity at Life (1)    Attributes  Group 1: <10kg  Group 2: 10-20kg  Group 3: >20kg  # of Patients  N=72  N=13  N=34  Primary disease  43% kidney29% cardiac  54% kidney31% other  38% kidney28% cardiac  Survival at end oftreatment (Aquadex)  43 (60%)  13 (100%)  33 (97%)    Group 1 patients traditionally do not receive any kind of therapy1. Source: Menon S, et al. CJSN, 2019; 14: 1432-40. Aquadex is currently approved for use in pediatric patients weighing 20 kg or more.    FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2021 Nuwellis, Inc.  10

Growing Pediatric Business

In five quarters, we have more than doubled the number of active and pipeline pediatric accounts

Received 510(k) in February 2020 and launched commercially in March 2020.

of Pediatric Accounts



> 100% increase in # of accts
34
24
10
Q1 2020
74
45
29
Q2 2021
Active
Pipeline



FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION | ©2021 Nuwellis, Inc.
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Aquadex SmartFlow® simply & predictably
removes excess fluid post cardiac surgery

Additional fluid added to compensate for blood flowing through heart lung machine[1]



520K
Patients/Year

Immediately removing fluid post-surgery

- **Reduces** time to be extubated [2,3]
- **Shortens** time in post op care and ICU length of stay[3,4]
- **Improves** outcomes[2-5]

1. DeVore A et al. *Curr Treat Opts Cardiovasc Med.* 2014; 16(2): 283
2. Bundgaard-Nielsen M, et al. *Acta Anaesthesiol Scand* 2009; 53:843-851.
3. Wiedemann HP, et al. *N Engl J Med.* 2006, 354:2564-75.
4. Stein, A. et al. *Critical Care.* 2012;16(R99): 1-9.
5. Miller TE et al. *Can J Anesthes.* 2015; 62: 158-68.

FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2021 Nuwellis, Inc.

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 Fluid Overload is associatedwith greater mortality1    90 - d a y m o r t a l i t y b yi n t r a v e n o u s f l u i d m e d i a n1.000Survival rates with No Excess Fluid0.975  0.950  0.925  0.900  Survival rates with Excess Fluid      IVF <= Median IVF > Median0 10 20 30 40 50 60 70 80 90Survival (days)  Excess fluid post- cardiac surgery leads tothree-fold increasein mortality at 90 daysBSW manuscript may indicate clinically relevant improvement in outcomes      1. Pradeep, A. et al. HSR Proc IC and Car An. 2010 Mar; 2(4): 287-296FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2021 Nuwellis, Inc.  Source: Pradeep, A. et al. HSR Proc IC and Car An. 2010 Mar; 2(4): 287-296  13

10-Year Real-World Experience with Ultrafiltration[1]

ABINGTON HOSPITAL
JEFFERSON HEALTH

- Retrospective, single center analysis
- **335 consecutive** acutely decompensated heart failure patients
- Treated with adjustable-rate UF using Aquadex
- Fluid removed weight loss
- Unchanged kidney function

HF HOSPITALIZATIONS

Average **2.14 hospitalizations** Year **before Aquadex Ultrafiltration** → 1 Year After Aquadex ultrafiltration **Average 0.4 hospitalizations**

HOSPITAL READMISSIONS

NATIONAL AVERAGE		
24% at 30 days[2]	→	**12.4%** at 30 days
50% at 6 months		**14.9%** at 90 days
		27.3% at 1 year

Significant quality of life improvement for the patients and savings to the healthcare system and to the individual hospitals

1.Watson R et al. *J Cardiac Fail.* 2020; 26(10): s56. 2. Costanzo MR, et al. *JACC.* 2017 May 16;69(19):2428-2445

FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2021 Nuwellis, Inc.

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Why Outpatient setting is attractive market?

nuwellis™

Nuwellis

- Greater cumulative impact on outcomes through earlier intervention on healthier patients
- Increased revenue by treating more patients
- Uniquely positioned to deliver outpatient therapy with peripheral venous access

Patients

- Improved patient QoL:
  - Earlier resolution when diuretic therapy cannot relieve congestion ➔ patient feels better faster[1,2]
  - Reduce hospitalizations through proactive fluid management (rate per patient per year decreased by 81%)[3]
  - Readmission avoidance[1-3]
- Reduced financial burden to patient and family[4]

Hospitals

- Hospitals actively trying to reduce economic burden of heart failure (HF)
- Reduced patient readmissions within 30-days may help decrease costly CMS penalties[9]
- Early intervention may help decrease patient hospital length of stay (LOS)[5]
  - Most US hospitals lose money on HF admissions: average LOS is ~5 days [6], while DRG payments often cover ≤ 4 days[7]

US Healthcare System

- Concern throughout the US healthcare system regarding the growing economic burden of HF treatment.[6, 8]
- HF treatment is Medicare's largest expenditure[9]
- CMS controlling HF spending through the Hospital Readmission Reduction Program focused on 30-day readmissions[9]
  - Readmissions after UF treatment with Aquadex was 48% less than nat'l average at 30 days[5]

1. Costanzo MR et al. JACC. 2007; 48: 467-83. 2. Stamper J, Rawal A, & Jefferies. *JACC.* 2021; 77(18): 734. 3. Watson R & Hummell M. et al. HFSA poster session. 2020. 4. Costanzo MR, et al. *J Med Econ.* 2019; 22(6): 6, 577–583. 5. Costanzo MR et al. *JACC.* 2005; 46(11):2047-51. 6. Rizzo JA et al. 2013. Value in Health. https://www.valueinhealthjournal.com/action/showPdf?pii=S1098-3015%2813%2901533-7 7. Premier Applied Sciences Data 2021. 8. Samsky MD et al. *JAMA Cardiol.* 2019; 4(5): 444-453. 9. www.cms.gov

FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2021 Nuwellis, Inc.

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 Financial Metrics      Quarterly Revenue$ in 000s  2 0 2 1 g r o w t h c o n s i d e r a t i o n sExpand into new pediatric accountsIncrease utilization among existing pediatric accountsIncrease utilization to treat non-COVID 19 critically illpatients in ICUMaturing sales organization, strategy and structureCOVID Delta variant is limiting access and procedural volumes in some locations; this could adversely impact the Company’s sequential growth  C a s h$24.0M as of June 30, 2021  35% increase Y/Y31% increase Q/Q2,508      1,630  FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2021 Nuwellis, Inc.  1166  1,863  1,904  2,044  1,918  Q1 20  Q2 20  Q3 20  Q4 20  Q1 21  Q2 21

nuwellis™

Investment Highlights

1. Attractive capital equipment + consumables revenue growth model
2. $2 billion addressable market: pediatrics, critical care and heart failure
3. Leveraging commercial infrastructure to rapidly penetrate pediatric and critical care segments while maintaining presence in heart failure
4. Optimizing therapy through differentiated product development, including dedicated pediatric device and diagnostics to guide therapy
5. Demonstrating therapeutic value through increased clinical evidence
6. Advocating for medical-society guidelines and improved provider reimbursement, including payment for treating patients in the outpatient setting

FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2021 Nuwellis, Inc.

Capitalization Table  Common Shares Outstanding (Nasdaq: NUWE)  6,532,018  Series F Convertible Preferred (1)  23,114  Warrants from 2020 Financings (2)  1,479,040  Other warrants (3)  152,766  Options  812,561  Fully Diluted Shares  8,999,499  NO D E B T  C A S H$24.0 million (as of June 30, 2021)  C a p i t a l i z a t i o n a s o f J u n e 3 0 , 2 0 2 1  NotesFrom November 2017 offering. Convertible at $5.50 per share, anti-dilution rights to next offering price.Consists of 130,170 warrants at $5.50, price protection down to $1.65, exp. 1/25; 138,715 warrants at $11.18, exp. 9/25; 85,506 warrants at $11.15, exp. 10/25; 59,966 warrants at $12.30, exp. 11/25; 1,064,683 at $13.50, exp. 8/25.Consists of 19,196 warrants at $42.30, exp. 4/25; 40,638 warrants at $29.83, exp. 11/24; and 92,932 warrantsexercisable at a weighted average exercise price of $360.96, expiring Feb 2022-Nov 2024. No anti-dilution rights.  FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2021 Nuwellis, Inc.  18

 Thank You  FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2021 Nuwellis, Inc.  19